SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: April 15, 2002
                                 --------------


                         FNANB CREDIT CARD MASTER TRUST


             (Exact name of registrant as specified in its charter)


 United States                 333-32591                     58-1897792
 -------------                 ---------                     ----------
(State or other               (Commission                   (IRS Employer
 jurisdiction                  File No.)                 Identification No.)
of incorporation)

225 Chastain Meadows Court, Kennesaw, Georgia                  30144
---------------------------------------------                  ------
  (Address of principal executive offices)                   (Zip Code)

        Registrant's telephone number, including area code: 770-423-7900


Item 5               Other Events.
                     -------------

                     The registrant distributed the Certificateholders Statement
                     for  the  month  of  March  2002  to  the   Series   1997-2
                     Certificateholders on April 15, 2002.




                                      - 1 -



Item 7(c).           Exhibits.
                     ---------

                     The  following  is filed as an exhibit to this report under
                     Exhibit 28:

     99.1            Series 1997-2 Certificateholders Statement for the month of
                     March 2002.



                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    FNANB CREDIT CARD
                                    MASTER TRUST


                                    By:       FIRST NORTH AMERICAN
                                              NATIONAL BANK, as
                                              Servicer


                                    By:       /s/Philip J. Dunn
                                              --------------------------
                                              Philip J. Dunn
                                              Vice President





Date:      April 15, 2002

                                       -2-






                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549






                                    EXHIBITS
                                       TO
                                    FORM 8-K


                         FNANB CREDIT CARD MASTER TRUST




                                INDEX TO EXHIBITS



  Exhibit
  Number             Exhibit


     99.1            Series 1997-2 Certificateholders Statement for the month of
                     March 2002.